UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 25, 2012

PC MALL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25790	95-4518700
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1940 E. Mariposa Ave.

El Segundo, California  90245

 (Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of PC Mall, Inc. (the “Company”) held on June 25, 2012, the Company’s stockholders approved the PC Mall, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). A description of the 2012 Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A for the 2012 Annual Meeting of Stockholders (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2012, under the heading “Proposal Two: Approval and Adoption of the PC Mall, Inc. 2012 Equity Incentive Plan.” The description of the 2012 Plan is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2012 Plan, which was filed as Appendix A of the Proxy Statement and is incorporated herein by reference.

Upon the approval by stockholders of the 2012 Plan, the Company’s 1994 Stock Incentive Plan (the “1994 Plan”) was terminated, canceling the shares that remain available for grant under that plan.  Outstanding awards granted under the 1994 Plan will continue unaffected following the termination of the 1994 Plan.

In connection with the annual meeting of the Company’s Board of Directors on June 25, 2012, the Board made the following changes to the Company’s executive officer titles and positions:

Name	Position

Kristin M. Rogers	Executive Vice President — Marketing(1)
Joseph B. Hayek	President — Sarcom, Inc.(2)
Simon M. Abuyounes	President — AF Services, LLC(3)

(1)  Formerly Executive Vice President — Sales and Marketing

(2)  Formerly Executive Vice President — Corporate Development and Investor Relations

(3)  No change in title, but newly designated as an executive officer of the Company under Section 16 of the Securities and Exchange Act of 1934, as amended

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders on June 25, 2012. At that meeting, a total of 10,102,327 votes or proxies were tabulated, representing 83.99% of total eligible votes. As of April 27, 2012, the record date, there were 12,028,250 shares outstanding. The following is a summary of matters that were voted on by the stockholders with the votes as noted below according to the final certificate of tabulation provided to the Company by Computershare, the Company’s transfer agent and inspector of elections, approving the proposals:

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1.  Election of directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The director nominees received the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Frank F. Khulusi	6,587,699	228,990	3,285,638
Thomas A. Maloof	6,350,461	466,228	3,285,638
Ronald B. Reck	6,242,134	574,555	3,285,638
Paul C. Heeschen	6,230,434	586,255	3,285,638

2. Approval and adoption of the PC Mall, Inc. 2012 Equity Incentive Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,981,190	812,730	22,769	3,285,638

3.  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

FOR	AGAINST	ABSTENTIONS
9,936,777	134,874	30,676

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        PC Mall, Inc. 2012 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A for the Company’s 2012 Annual Meeting of Stockholders (File No. 0-25790) filed with the Commission on April 30, 2012)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC MALL, INC.
(Registrant)

Date: June 29, 2012	By:	/s/Brandon H. LaVerne
Brandon H. LaVerne Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

10.1

PC Mall, Inc. 2012 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A for the Company’s 2012 Annual Meeting of Stockholders (File No. 0-25790) filed with the Commission on April 30, 2012)